OTHER INCOME	12 Months Ended
Dec. 31, 2024
Other income [abstract]
OTHER INCOME	OTHER INCOME
Brookfield Renewable’s other income for the year ended December 31 is comprised of the following:

(MILLIONS)	2024	2023	2022
Interest and other investment income	$137	$107	$68
Gain on regulatory and contract settlement	—	22	43
Gain on disposition	346	72	—
Other(1)	144	470	25
	$627	$671	$136
(1)During the year ended December 31, 2023, Brookfield Renewable’s application of the acquisition method for its completed investments resulted in the recognition of net assets at a fair value that exceeded consideration transferred. A total difference in value of $465 million was recorded within other income in the consolidated statements of income (loss) during 2024 and 2023. Refer to Note 3 - Acquisitions for more details.